PENN SERIES FUNDS, INC.

Supplement dated December 18, 2024

to the Prospectus dated May 1, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Large Growth Stock Fund

Effective January 1, 2025 (the “Effective Date”), James Stillwagon will join Joseph B. Fath as co-portfolio manager of the Large Growth Stock Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date, the section in the Prospectus entitled “Portfolio Manager” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Joseph B. Fath, CPA, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since January 2014.

James Stillwagon, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since January 2025.

In addition, as of the Effective Date, the following disclosure is added after the third paragraph under the heading “Management – Sub-Advisers – T. Rowe Price Associates, Inc.” in the Fund’s Prospectus:

James Stillwagon, a Vice President of T. Rowe Price Associates, Inc., is co-portfolio manager of the Large Growth Stock Fund. Mr. Stillwagon has 16 years of investment experience and has been with T. Rowe Price since 2017. Prior to joining T. Rowe Price, Mr. Stillwagon was employed by Lone Pine Capital as a managing director, sourcing public and private-equity investments across technology, media, and telecommunications.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9114 12/24

Supplement dated December 18, 2024

to the Statement of Additional Information (“SAI”) dated May 1, 2024,

as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Growth Stock Fund

Effective January 1, 2025 (the “Effective Date”), James Stillwagon will join Joseph B. Fath as co-portfolio manager of the Large Growth Stock Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – T. Rowe Price Associates,” is hereby deleted and replaced with the following:

Messrs. Fath, Giroux and Stillwagon did not beneficially own any shares of the Funds as of November 30, 2024.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Stillwagon[1]	1	$10,029	1	$1,188	0	$0

[1]	The information for Mr. Stillwagon is provided as of November 30, 2024

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9116 12/24